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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): JULY 2, 2000


                                    EGL, INC.
               (Exact name of registrant as specified in charter)



                 TEXAS                                 000-27288                             76-0094895
     (State or other jurisdiction                     (Commission                           (IRS Employer
           of incorporation)                         File Number)                        Identification No.)


                15350 VICKERY DRIVE, HOUSTON, TEXAS                                          77032
              (Address of principal executive offices)                                    (Zip Code)



       Registrant's telephone number, including area code: (281) 618-3100




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ITEM 5.       OTHER EVENTS.

MERGER AGREEMENT

         On July 2, 2000, EGL, Inc., a Texas corporation ("EGL"), EGL Delaware I, Inc., a Delaware corporation and direct wholly owned subsidiary of EGL ("Merger Sub"), and Circle International Group, Inc., a Delaware corporation ("Circle"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), whereby, subject to the conditions stated therein, Merger Sub would merge with and into Circle (the "Merger"), and Circle, as the surviving corporation, would become a wholly owned subsidiary of EGL. In the Merger, each share of the common stock, par value $1.00 per share (the "Circle Common Stock"), of Circle issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive one validly issued, fully paid and non-assessable share of the common stock, par value $.001 per share (the "EGL Common Stock"), of EGL.

              The closing of the Merger will occur on the first business day immediately following the day on which all of the conditions to the Merger contained in the Merger Agreement have been fulfilled or waived or on such other date as EGL and Circle may agree. The closing of the Merger is conditioned upon approval of the stockholders of both EGL and Circle as well as the receipt of all applicable regulatory approvals, including the expiration or termination of the waiting period prescribed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary conditions, all as further described in the Merger Agreement. A copy of the Merger Agreement is included herein as Exhibit 2.1 and a copy of the joint press release of EGL and Circle with respect to the Merger is included herein as Exhibit 99.1.

STOCK OPTION AGREEMENTS

         In connection with the execution and delivery of the Merger Agreement, EGL and Circle entered into reciprocal stock option agreements, each dated as of July 2, 2000 (the "Stock Option Agreements"). One of the Stock Option Agreements (the "EGL Stock Option Agreement") grants EGL an irrevocable option exercisable upon the occurrence of specified events to purchase up to a number of shares of Circle Common Stock equal to 10.1% of the sum of (i) the number of shares of Circle Common Stock issued and outstanding on the option closing date and (ii) the number of shares of Circle Common Stock issuable as of the option closing date pursuant to any options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments which obligate Circle to issue such shares. The exercise price per share for the Option is the average of the closing prices of EGL Common Stock on the Nasdaq National Market during the 20 consecutive trading days ending on the fifth trading day prior to the date on



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which EGL sends a written to notice to Circle stating that EGL intends to exercise certain of its stock options. The EGL Stock Option Agreement is included herein as Exhibit 10.1.

         The other Stock Option Agreement (the "Circle Stock Option Agreement") grants Circle an irrevocable option exercisable upon the occurrence of specified events to purchase up to a number of shares of EGL Common Stock equal to 10.1% of the sum of (i) the number of shares of EGL Common Stock issued and outstanding on the option closing date and (ii) the number of shares of EGL Common Stock issuable as of the option closing date pursuant to any options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments which obligate EGL to issue such shares. The exercise price per share for the Option is the average of the closing prices of Circle Common Stock as reported on the Nasdaq National Market during the 20 consecutive trading days ending on the fifth trading day prior to the date on which Circle sends a written to notice to EGL stating that Circle intends to exercise certain of its stock options. The Circle Stock Option Agreement is included herein as
Exhibit 10.2.

         The Stock Option Agreements limit the amount of profit that the grantee may be deemed to have received with respect to the option (which includes the amount of any termination fee paid or payable to the grantee) to $16 million.

STOCKHOLDER AGREEMENTS

         Concurrently with the execution and delivery of the Merger Agreement, EGL and certain stockholders of Circle, who collectively own approximately 16.1% of the outstanding Circle Common Stock, entered into a Stockholder Agreement (the "Circle Stockholder Agreement") pursuant to which such stockholders agreed, among other things, to vote their shares of Circle Common Stock in favor of approval of the Merger and each of the other transactions contemplated by the Merger Agreement and in favor of the approval and adoption of the Merger Agreement. A copy of the Circle Stockholder Agreement is included herein as
Exhibit 10.3.

         Concurrently with the execution and delivery of the Merger Agreement, Circle and James R. Crane, who owns approximately 39% of the outstanding EGL Common Stock, entered into a Stockholder Agreement (the "EGL Stockholder Agreement" and, together with the Circle Stockholder Agreement, the "Stockholder Agreements") pursuant to which Mr. Crane agreed, among other things, to vote his shares of EGL Common Stock in favor of approval of the Merger and each of the other transactions contemplated by the Merger Agreement and in favor of the approval and adoption of the Merger Agreement. A copy of the EGL Stockholder Agreement is included herein as Exhibit 10.4.

                                      ****

         The Merger Agreement, Stock Option Agreements, Stockholder Agreements and the joint press release are incorporated in this Item 5 by reference. The foregoing


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description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits:

              2.1 Agreement and Plan of Merger, dated as of July 2, 2000, among EGL, Inc., EGL Delaware I, Inc. and Circle International Group, Inc.

              10.1 Stock Option Agreement, dated as of July 2, 2000, between Circle International Group, Inc., as issuer, and EGL, Inc., as grantee

              10.2 Stock Option Agreement, dated as of July 2, 2000, between EGL, Inc., as issuer, and Circle International Group, Inc., as grantee

              10.3 Stockholder Agreement, dated as of July 2, 2000, among EGL, Inc. and the stockholders of Circle International Group, Inc. named therein

              10.4 Stockholder Agreement, dated as of July 2, 2000, between Circle International Group, Inc. and James R. Crane

              99.1 Joint Press Release, dated July 3, 2000, announcing the execution of the Agreement and Plan of Merger among EGL, Inc., EGL Delaware I, Inc. and Circle International Group, Inc.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 5, 2000                      EGL, INC.



                                         By:      /s/ Elijio V. Serrano
                                            ------------------------------------
                                                  Elijio V. Serrano
                                                  Executive Vice President and
                                                  Chief Financial Officer






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                                INDEX TO EXHIBITS




         EXHIBIT
         NUMBER                                 DESCRIPTION
         ------                                 -----------

         2.1 Agreement and Plan of Merger, dated as of July 2, 2000, among EGL, Inc., EGL Delaware I, Inc. and Circle International Group, Inc.

         10.1 Stock Option Agreement, dated as of July 2, 2000, between Circle International Group, Inc., as issuer, and EGL, Inc., as grantee

         10.2 Stock Option Agreement, dated as of July 2, 2000, between EGL, Inc., as issuer, and Circle International Group, Inc., as grantee

         10.3 Stockholder Agreement, dated as of July 2, 2000, among EGL, Inc. and the stockholders of Circle International Group, Inc. named therein

         10.4 Stockholder Agreement, dated as of July 2, 2000, between Circle International Group, Inc. and James R. Crane

         99.1 Joint Press Release, dated July 3, 2000, announcing the execution of the Agreement and Plan of Merger among EGL, Inc., EGL Delaware I, Inc. and Circle International Group, Inc.




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